UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 901 5201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	AVDL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2025, Avadel CNS Pharmaceuticals, LLC (“Avadel CNS”), a subsidiary of Avadel Pharmaceuticals plc (the “Company” or “Avadel”), entered into a Settlement and License Agreement (the “Settlement Agreement”) with Jazz Pharmaceuticals, Inc. (“Jazz”) to resolve the previously disclosed actions captioned Jazz Pharmaceuticals, Inc. v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-691; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-1138; Jazz Pharmaceuticals, Inc. et al v. Avadel CNS Pharmaceuticals, LLC, C.A. No. 21-1594; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 22-487; Avadel CNS Pharmaceuticals, LLC v. Jazz Pharmaceuticals, Inc., C.A. No. 22-941; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-09; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-57; Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc., et al, C.A. No. 25-221; and Avadel CNS Pharmaceuticals, LLC et al v. Jazz Pharmaceuticals, Inc. et al, C.A. No. 25-435, each brought in the United States District Court for the District of Delaware (collectively the “Lawsuits”). For additional information about the Lawsuits, see the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission on August 7, 2025 and the Company’s Current Report on Form 8-K filed with the SEC on September 17, 2025.

The Settlement Agreement provides for, among other things, (i) a payment by Jazz of $90 million (the “Settlement Payment”) to Avadel CNS and a waiver by Jazz of its right to receive royalties and/or damages on sales of LUMRYZ through September 30, 2025; (ii) subject to and contingent upon payment of the Settlement Payment, each of Avadel CNS and Jazz agreed to dismiss their respective Lawsuits with prejudice; (iii) the payment by Avadel CNS to Jazz of royalties with respect to (1) LUMRYZ sold for narcolepsy at a rate of 3.85% of net sales, (2) LUMRYZ for indications (including any indications related to idiopathic hypersomnia) other than cataplexy or excessive daytime sleepiness in patients with narcolepsy at a rate of 10% of net sales, and (3) LUMRYZ sold for other certain indications as set forth in the Settlement Agreement; (iv) a grant by Jazz to Avadel CNS of a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferrable (except as expressly provided in the Settlement Agreement) royalty-bearing license, without the right to sublicense (except as provided in the Settlement Agreement), to any past, present, or future patents that could be asserted against LUMRYZ for any indication; (v) agreement by JAZZ not to challenge the approval or approvability of LUMRYZ; and (vi) a grant by Avadel CNS to Jazz of a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferrable (except as expressly provided in the Settlement Agreement), royalty-free, fully paid-up covenant not to sue, without the right to sublicense (except as expressly provided in the Settlement Agreement), Avadel CNS’ patents in connection with XYWAV and XYREM. Royalties payable by Avadel CNS under the Settlement Agreement are subject to certain adjustments as set forth therein.

The parties have also agreed to, among other things, a customary mutual release of all claims arising out of or relating to the Lawsuits.

In settling the Lawsuits, Avadel CNS is not admitting any liability, and entry into the Settlement Agreement does not constitute an admission of liability or fault or an admission regarding the accuracy of any allegation made by the plaintiffs or plaintiffs’ counsel.

The foregoing description of the Settlement Agreement is a summary and is qualified in its entirety by the terms and conditions of the Settlement Agreement, a copy of which will be filed in the Company’s next quarterly report on Form 10-Q.

Cautionary Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to our future expectations, beliefs, plans, strategies, objectives, results, conditions, financial performance, prospects or other events. Such forward-looking statements include, but are not limited to, statements regarding the payment of the Settlement Payment and the other terms of the Settlement Agreement including the payment of royalties. In some cases, forward-looking statements can be identified by the use of words such as “will,” “may,” “could,” “believe,” “expect,” “look forward,” “on track,” “guidance,” “anticipate,” “estimate,” “project,” “next steps” and similar expressions and the negatives thereof (if applicable).

The Company’s forward-looking statements are based on estimates and assumptions that are made within the bounds of our knowledge of our business and operations and that we consider reasonable. However, the Company’s business and operations are subject to significant risks, and, as a result, there can be no assurance that actual results and the results of the company’s business and operations will not differ materially from the results contemplated in such forward-looking statements. Factors that could cause actual results to differ from expectations in the Company’s forward-looking statements include the risks and uncertainties described in the “Risk Factors” section of Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (SEC) on March 3, 2025, and subsequent SEC filings. Forward-looking statements speak only as of the date they are made and are not guarantees of future performance. Accordingly, you should not place undue reliance on forward-looking statements. The Company does not undertake any obligation to publicly update or revise our forward-looking statements, except as required by law.

Item 7.01.	Regulation FD Disclosure.

On October 22, 2025, the Company issued a press release entitled “Avadel Pharmaceuticals and Jazz Pharmaceuticals Reach Global Settlement.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on the Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by Avadel Pharmaceuticals plc on October 22, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2025	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	General Counsel & Corporate Secretary